Supplement to
the Fidelity®
Independence Fund
January 28, 2003
Prospectus

The following information replaces the biographical information for J. Fergus Shiel found in the "Fund Management" section on page 16.

Jason Weiner is vice president and manager of Fidelity Independence Fund, which he has managed since April 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and manager.

FRE-03-02 May 1, 2003
1.717656.104